EXHIBIT 99.1

                                                           EXECUTION COPY

                        EXTENSION AND AMENDMENT AGREEMENT
                RELATING TO THE DELIVERY OF ALTERNATE COLLATERAL

      THIS EXTENSION AND AMENDMENT AGREEMENT RELATING TO THE DELIVERY OF ALTERNATE COLLATERAL (this "Extension Agreement") is dated as of November 5, 2002 by and among American Golf Corporation ("AGC"), David G. Price ("David G. Price"), the David G. Price Trust dated March 5, 1998 (as amended) (the "David
G. Price Trust", and collectively with David G. Price, "David Price"), Dallas P. Price ("Dallas P. Price"), the Dallas P. Price Trust dated May 14, 1998 (as amended) (the "Dallas P. Price Trust" and collectively with Dallas P. Price, "Dallas Price"), Mountaingate Land L.P. ("Mountaingate"), BNY Midwest Trust Company, as Collateral Agent (the "Collateral Agent") and each of the Secured Creditors as defined below.

                                    RECITALS

     A. WHEREAS, in connection with that certain Restructuring Agreement and Limited Waiver (including all exhibits and schedules thereto, the "Restructuring Agreement") dated as of July 1, 2002, by and among AGC, Bank of America, N.A. (the "Bank") and the holders of AGC's 9.35% senior secured notes due July 1, 2004 (the "Purchasers" and collectively with the Bank, the "Secured Creditors"),
(i) David Price agreed to pledge 354,938 shares of common stock of National Golf Properties, Inc. ("NGP") and 3,255,694 common limited partnership units of National Golf Operating Partnership, L.P. ("NGOP") (collectively, the "Pledged Securities") and (ii) David G. Price agreed to cause Mountaingate to grant a second deed of trust on Mountaingate Country Club (the "Mountaingate Second Mortgage") as collateral to support certain of AGC's obligations to the Secured Creditors as set forth in the Restructuring Agreement.

     B. WHEREAS, pursuant to the terms of that certain Collateral Agency and Intercreditor Agreement dated as of July 19, 2002, among David Price, AGC, Mountaingate, Golf Enterprises, Inc., Jim Colbert Golf, Inc., the Secured Creditors, and the Collateral Agent, as amended by that certain Amendment and Extension Relating to Delivery of Alternate Collateral dated as of September 30, 2002, and that certain First Amendment to the Amendment and Extension Agreement dated as of October 31, 2002 (collectively, the "AGC Collateral Agency Agreement"), David G. Price is obligated to provide or cause to be provided to the Collateral Agent for the ratable benefit of the Secured Creditors (i) substitute collateral for the Mountaingate Second Mortgage in the form of either one or more letters of credit or cash collateral in the amount of $10,000,000 (the "Alternate Mountaingate Collateral"), and (ii) substitute collateral for the Pledged Securities in the form of either one or more letters of credit or cash collateral in the amount of $16,000,000 (the "Alternate Pledge Collateral", and collectively with the Alternate Mountaingate Collateral, the "Alternate Collateral") by November 5, 2002.

     C. WHEREAS, AGC, David Price, Dallas Price and Mountaingate have requested that the Secured Creditors amend certain provisions of the AGC Collateral Agency Agreement, that certain Limited Recourse Mountaingate Guaranty dated as of July 19, 2002 (the "Mountaingate Guaranty") by Mountaingate, in favor of the Collateral Agent for the Secured
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Creditors, that certain Limited Recourse David G. Price Guaranty dated as of
July 19, 2002 (the "DGP Guaranty") by David Price in favor of the Collateral Agent for the Secured Creditors, and that certain Stock and Partnership Interest Pledge Agreement dated as of July 19, 2002 (the "DGP Pledge") between David Price, as Pledgor, and the Collateral Agent for the Secured Creditors.

     D. WHEREAS, each of David Price, Dallas Price, Mountaingate, AGC, the Collateral Agent and the Secured Creditors party hereto intend to amend by this Extension Agreement the AGC Collateral Agency Agreement, the Mountaingate Guaranty, the DGP Guaranty and the other Debt Documents to give effect to the agreements below.

     E. WHEREAS, capitalized terms not otherwise defined herein shall have the meaning given them in the AGC Collateral Agency Agreement.

      NOW THEREFORE, in consideration of the above premises and the mutual covenants set forth hereafter, the Fee (as defined below) and other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                    AGREEMENT

      Section 1. Amendments to the AGC Collateral Agency Agreement: In accordance with Section 22 of the AGC Collateral Agency Agreement, the parties hereby amend such Agreement as follows:

     a. The introductory paragraph of the AGC Collateral Agency Agreement is hereby amended by the insertion of the text "Dallas P. Price, an individual, the Dallas P. Price Trust dated May 14, 1998 (as amended) (the "Dallas P. Price Trust")" immediately before the text "Mountaingate Land, L.P." Dallas P. Price and the Dallas P. Price Trust are hereby added as parties and signatories to the AGC Collateral Agency Agreement. By their execution of this Extension Agreement, Dallas P. Price and the Dallas P. Price Trust acknowledge and agree that they shall be added as parties to the AGC Collateral Agency Agreement and they agree to be bound by all of the terms thereof, as amended by this Extension Agreement.

     b. The following new recitals are hereby inserted immediately following Recital E:

            "F. WHEREAS, pursuant to the Extension and Amendment Agreement Relating to the Delivery of Alternate Collateral dated as of November 5, 2002 by and among the Company, David G. Price, Dallas P. Price, the Collateral Agent and each of the Secured Creditors (the "Extension Agreement"), the Bank has agreed to release its pro rata share of the collateral set forth in (iii) in Recital E in exchange for the Bank Alternate Pledge Collateral (as defined below) and the Bank is no longer a party to the Price Pledge Agreement and has no interest in the Pledged Collateral.

            G. WHEREAS, as a condition to the forbearance by the Purchasers and their execution of the Extension Agreement, each of David G. Price and Dallas P. Price has agreed to


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secure the Purchaser Obligations owed to the Purchasers under the Note Purchase
Agreement and the Notes by executing and delivering the Price Pledge Agreement, the Dallas P. Price Pledge and the Dallas P. Price Guaranty and providing collateral in the form of a first priority security interest and pledge of an aggregate of 691,675 shares of stock of NGP and 1,175,953 common limited partnership units of NGOP held by David G. Price and Dallas P. Price."

     c. Recital F is hereby renumbered Recital H.

     d. The following new recital is hereby inserted immediately following Recital H:

     "I. All references to this or the Agreement shall be deemed references to this or the Agreement, as amended by the Extension Agreement."

     e. Section 1 is hereby amended by the deletion of the definition of "Alternate Major Default" in its entirety and insertion of the following in lieu thereof:

     ""Alternate Major Default": shall mean the occurrence of one or more of the following: (i) a Major Default, (ii) solely with respect to the Price Pledge Agreement and the Price Guaranty, the entry of an order for relief in bankruptcy in respect of David G. Price, (iii) solely with respect to the Mountaingate Guaranty and the Mountaingate Second Mortgage, the entry of an order for relief in bankruptcy in respect of Mountaingate or (iv) solely with respect to the Dallas P. Price Pledge and the Dallas P. Price Guaranty, the entry of an order for relief in bankruptcy in respect of Dallas P. Price."

     f. Section 1 is hereby amended by the insertion of the following new definition immediately following the definition of "Alternate Pledge Collateral":

     ""Bank Alternate Pledge Collateral": shall have the meaning assigned thereto in Section 14(h)."

     g. The definition of "David G. Price Control Account" as set forth in
Section 1 is hereby amended by the deletion of the definition in its entirety and insertion of the following in lieu thereof:

                        ""David G. Price Control Account": shall mean (i) the
            account established and maintained by the Securities Intermediary (as defined in the David G. Price Control Agreement) for the sole benefit of the Bank and (ii) the account established and maintained by the Securities Intermediary (as defined in the David G. Price Control Agreement) for the sole benefit of the Purchasers in the event that David G. Price elects to provide the Alternate Pledge Collateral in the form of cash collateral, as applicable."

     h. The definition of "David G. Price Control Agreement" as set forth in
Section 1 is hereby amended by the deletion of the definition in its entirety and insertion of the following in lieu thereof:


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                        ""David G. Price Control Agreement": shall mean (i) that
            certain Securities Account Security and Control Agreement entered into by and between David G. Price and the Collateral Agent for the sole benefit of the Bank dated as of November 5, 2002, attached hereto as Annex 2A and made a part hereof and (ii) that certain Securities Account Security and Control Agreement entered into as of November 5, 2002 by and between David G. Price and the Collateral Agent for the sole benefit of the Purchasers, attached hereto as Annex 2B and made a part hereof, as applicable."

     i. Section 1 is hereby amended by the insertion of the following new definitions immediately following the definition "Current Rate":

     ""Dallas P. Price": shall collectively mean Dallas P. Price, an individual, and the Dallas P. Price Trust.

     "Dallas P. Price Pledge": shall mean that certain Stock and Partnership Interest Pledge Agreement dated as of November 5, 2002 by and between Dallas P. Price and the Collateral Agent for the sole benefit of the Purchasers.

     "Dallas P. Price Guaranty": shall mean that certain Limited Recourse Guaranty dated as of November 5, 2002 by and between Dallas P. Price and the Collateral Agent for the sole benefit of the Purchasers."

     j. The definition of "Default Notice" in Section 1 is hereby amended by the deletion of the text "12(b)" and the insertion of the text "11(b)" in lieu thereof.

     k. Section 1 is hereby amended by the insertion of the following new definition "Extension Agreement" immediately following the definition "Existing Pledge Agreement":

     ""Extension Agreement": shall have the meaning assigned to it in Recital
F."

     l. The definition of "Guaranties" in Section 1 is hereby amended by the insertion of the text "and the Dallas P. Price Guaranty" immediately after the text "GEI Guaranty".

     m. The definition of "Guarantors" as set forth in Section 1 is hereby amended by the insertion of the text ",Dallas P. Price and the Dallas P. Price Trust" immediately after the text "David G. Price Trust".

     n. The definition of "Personal Property Collateral" is hereby amended by the deletion of the text "(i) the shares of NGP and partnership interest units of NGOP pledged by David G. Price and the David G. Price Trust to the Collateral Agent pursuant to the Price Pledge Agreement" and the insertion of the text "(i) the Pledged Collateral" in lieu thereof.

     o. Section 1 is hereby amended by the insertion of the following new definition "Pledged Collateral" immediately following the definition "Plans":


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     ""Pledged Collateral": shall mean (i) the shares of NGP and partnership interest units of NGOP pledged by David G. Price to the Collateral Agent pursuant to the Price Pledge Agreement and (ii) the shares of NGP and partnership interest units of NGOP pledged by Dallas P. Price to the Collateral Agent pursuant to the Dallas P. Price Pledge, in each case, for the sole benefit of the Purchasers."

     p. The definition of "Price Pledge Agreement" in Section 1 is hereby deleted in its entirety and replaced with the following text:

     ""Price Pledge Agreement": shall mean that certain Amended and Restated Stock and Partnership Interest Pledge Agreement dated as of November 5, 2002 by and between David G. Price and the Collateral Agent for the sole benefit of the Purchasers."

     q. The definition of "Security Instruments" in Section 1 is hereby amended by the insertion of the text "the Dallas P. Price Pledge," immediately following the text "the Price Pledge Agreement,".

     r. Section 1 is hereby amended by the insertion of the following new definition immediately following the definition of "the David G. Price Trust":

     "the Dallas P. Price Trust": shall have the meaning assigned thereto in the introductory paragraph hereof."

     s. Section 2(a)(vii) is hereby amended by the deletion of the text "Required Creditors" and the insertion of the text "Directing Creditors" in lieu thereof.

     t. Section 2(b)(i) is hereby amended by the deletion of the period and the insertion of the following text at the end of the first sentence:

     "; provided, however, that notwithstanding anything to the contrary in this Agreement (a) only the Required Purchasers shall have the right to provide a Default Notice with respect to a Dallas P. Price bankruptcy and an Enforcement Directive with respect to the Price Pledge Agreement, the Dallas P. Price Pledge, the Dallas P. Price Guaranty, the David G. Price Control Agreement for the sole benefit of the Purchasers, the Pledged Collateral or the Alternate Pledge Collateral and (b) only the Bank shall have the right to provide an Enforcement Directive with respect to the David G. Price Control Agreement for the sole benefit of the Bank or the Bank Alternate Pledge Collateral."

     u. Section 2(b)(iv) is hereby amended by the deletion of the text in its entirety and the insertion of the following text in lieu thereof:

     "(iv) The Collateral Agent shall not release, substitute, exercise any right or remedy, or take any other action with respect to any Collateral without the prior written consent of the Required Creditors, except in connection with an Enforcement Directive from the Directing Creditors; provided, however, that
(a) the Collateral Agent shall not release, substitute, exercise any right or remedy, or take any other action with respect to the Pledged Collateral, or the Alternate Pledge Collateral, without an Enforcement Directive or the prior written consent, as applicable, from the Required Purchasers and (b) the Collateral Agent shall not release,


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substitute, exercise any right or remedy, or take any other action with respect to the Bank Alternate Pledge Collateral without an Enforcement Directive or the prior written consent, as applicable, from the Bank. The Collateral Agent shall give notice to each Secured Creditor of any substantial or material action taken by the Collateral Agent pursuant to this Section 2(b)(iv) promptly after taking such action."

     v. Section 2(b)(ix) is hereby amended by the insertion of the following text at the end thereof:

     "Notwithstanding anything to the contrary in this Section 2(b)(ix), (1) with respect to the Pledged Collateral or the Alternate Pledge Collateral, only upon request of the Required Purchasers, prior to or following an Alternate Major Default or a Major Default, as applicable, and the delivery to the Collateral Agent of two copies of a Request for Release in the form of either Exhibit A or Exhibit B hereto from the Required Purchasers, shall the Collateral Agent release or cause to be released the Pledged Collateral or the Alternate Pledge Collateral that is the subject of the Request for Release to the designee of the Company prior to an Alternate Major Default or a Major Default, as applicable, or the designee of the Collateral Agent, following a Major Default and (2) with respect to the Bank Alternate Pledge Collateral, only upon request of the Bank, prior to or following a Major Default, and the delivery to the Collateral Agent of two copies of a Request for Release in the form of either Exhibit A or Exhibit B hereto from the Bank, shall the Collateral Agent release or cause to be released the Bank Alternate Pledge Collateral that is the subject of the Request for Release to the designee of the Company prior to a Major Default or the designee of the Collateral Agent following a Major Default."

     w. The following Section 4(g) is hereby inserted immediately following
Section 4(f):

     "(g) Dallas Price. Dallas P. Price hereby represents and warrants to the Collateral Agent and the Secured Creditors that the following representations and warranties are true and correct on and as of the date hereof: This Agreement is a valid, binding and legal obligation of Dallas P. Price enforceable against Dallas P. Price in accordance with its terms and the execution, delivery and performance by Dallas P. Price of this Agreement do not and will not contravene or conflict with or constitute a default or result in a Lien under any other contract, agreement, indenture or undertaking to which Dallas P. Price is a party or by which Dallas P. Price, or its or her property may be bound or affected."

     x. The heading to Section 5 and each of Sections 5(a), 5(b), 5(c) and 5(e) are hereby amended by the insertion of the text ", Dallas P. Price" immediately after the text "JCG" in each place it appears.

     y. Section 5(e) is hereby amended by the insertion of the text ", the Dallas P. Price Pledge " immediately after the text "the Price Pledge Agreement,".

     z. Section 10(a) is hereby amended by the insertion of the text ", Dallas
P. Price" immediately after the text "David G. Price".


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     aa. Section 10(b) is hereby amended by the insertion of the text ", Dallas
P. Price" immediately after the text "David G. Price".

     bb. Section 11(a) is hereby amended by the deletion of the text therein in its entirety and the insertion of the following text in lieu thereof:

     "(a) Enforcement With Respect to Collateral. Each and every Secured Creditor shall have the right to deliver a Default Notice (which specifies the relevant Debt Document) to the Collateral Agent to the extent an Alternate Major Default or a Major Default, as applicable, shall have occurred. The Collateral Agent shall promptly (but within no more than 2 Business Days) deliver such Default Notice to each party to the relevant Debt Document. Upon and after the delivery to the Collateral Agent of (i) a Default Notice by any Secured Creditor permitted herein to deliver such notice and (ii) an Enforcement Directive from the Directing Creditors permitted herein to deliver such directive, the Collateral Agent shall undertake Enforcement pursuant to this Section 11(a), and proceed to protect and enforce rights or remedies granted under the Security Instruments as directed in the Enforcement Directive, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in the Security Instruments, or to enforce any other legal or equitable right or remedy provided herein or therein. Each Secured Creditor that is a party hereto hereby agrees that it shall not take any action of Enforcement in respect of or affecting any Collateral except through the delivery of an Enforcement Directive from the Directing Creditors permitted herein to deliver such directive to the Collateral Agent. Notwithstanding anything herein to the contrary, with respect to (x) a Dallas P. Price bankruptcy, only the Required Purchasers shall have the right to deliver a Default Notice, (y) the Pledged Collateral, the Alternate Pledge Collateral, the Price Pledge Agreement, the Dallas P. Price Pledge, the Dallas
P. Price Guaranty, and the David G. Price Control Agreement for the sole benefit of the Purchasers, only the Required Purchasers shall have the right to deliver an Enforcement Directive and (z) the Bank Alternate Pledge Collateral and David
G. Price Control Agreement for the sole benefit of the Bank, only the Bank shall have the right to deliver an Enforcement Directive."

     cc. Section 11(c) is hereby amended by the deletion of the text "Pari Passu" from the heading thereof.

     dd. Section 11(d) is hereby amended by the deletion of the first sentence in its entirety and the insertion of the following text in lieu thereof:

     "Upon the occurrence of an Alternate Major Default or a Major Default, as applicable, the Collateral Agent shall have the rights and remedies set forth herein and in the Price Pledge Agreement, the Dallas P. Price Pledge, the David
G. Price Control Agreement, the Mortgages, the Guaranties and other Security Instruments and under all applicable law, including, without limitation, the right, upon receipt of a Default Notice from any Secured Creditor permitted herein to deliver such notice and an Enforcement Directive from the Directing Creditors permitted herein to deliver such directive, to foreclose upon and sell any or all of the Collateral. Notwithstanding anything herein to the contrary, with respect to (x) a Dallas P. Price bankruptcy, only the Required Purchasers shall have the right to deliver a Default Notice, (y) the Pledged Collateral, the Alternate Pledge Collateral, the Price Pledge Agreement, the Dallas P.


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Price Pledge, the Dallas P. Price Guaranty, and the David G. Price Control
Agreement for the sole benefit of the Purchasers, only the Required Purchasers shall have the right to deliver an Enforcement Directive and (z) the Bank Alternate Pledge Collateral and David G. Price Control Agreement for the sole benefit of the Bank, only the Bank shall have the right to deliver an Enforcement Directive."

     ee. Section 11(e) is hereby amended by the insertion of the text "hereunder" immediately before the period at the end of the first sentence.

     ff. The second sentence of Section 11(f) is hereby amended by the insertion of the text "(i)" immediately after the text "for the avoidance of doubt" and the insertion of the text ", (ii) the Bank hereby expressly acknowledges that the Purchasers have received additional security pursuant to the Dallas P. Price Pledge and the Dallas P. Price Guaranty and the Bank expressly waives any right to or in such collateral and (iii) the Purchasers hereby expressly acknowledge that the Bank has the sole beneficial interest in the Bank Alternate Pledge Collateral and the Purchasers hereby expressly waive any right to or in such collateral" at the end of that sentence.

     gg. Sections 14(a) and 14(b) are hereby amended by the deletion of the text "November 5, 2002" and the insertion of the text "February 28, 2003" in lieu thereof in each place it appears.

     hh. Section 14(a)(2) is hereby amended by the insertion of the text "but continue to maintain effective the Mountaingate Guaranty" immediately following the text "reconvey the Mountaingate Second Mortgage to Mountaingate".

     ii. Section 14(a) is hereby amended by the deletion of the text "the Collateral Agent and Mountaingate shall, concurrently with the delivery of the Alternate Mountaingate Collateral, enter into the Mountaingate Control Agreement, substantially in the form attached hereto as Annex 3 and reasonably satisfactory to the Required Creditors and the Collateral Agent" and the insertion of the text "Mountaingate shall deposit such cash collateral into the Mountaingate Control Account opened pursuant to the Mountaingate Control Agreement attached hereto as Annex 3".

     jj. Section 14(e) is hereby amended by the deletion of the text "$16,000,000" and the insertion of the text "$6,481,116" in lieu thereof in each place it appears.

     kk. Section 14(e) is hereby amended by the deletion of the text "no later than November 5, 2002" and the insertion of the text " on March 31, 2003" in lieu thereof in each place it appears.

     ll. Section 14(e) is hereby amended by the insertion of the text "and the Dallas P. Price Guaranty" immediately after the text "Price Guaranty" in each place it appears.

     mm. Section 14(e) is hereby amended by the insertion of the text "and the Dallas P. Price Pledge" immediately after the text "Price Pledge Agreement" in each place it appears.


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     nn. Section 14(e) is hereby amended by the deletion of the last sentence in its entirety and the insertion of the following text in lieu thereof:

     "In the event that David G. Price elects to provide the Alternate Pledge Collateral in the form of cash collateral, David G. Price shall deposit such cash collateral in the David G. Price Control Account with the Collateral Agent as set forth in the David G. Price Control Agreement, attached hereto as Annex 2B which shall govern the rights and obligations of the parties thereto with respect to the cash collateral."

     oo. Section 14(f) is hereby deleted in its entirety and replaced with the following:

     "(f) Foreclosure on Alternate Pledge Collateral. Upon the occurrence of an Alternate Major Default or if David G. Price shall fail to provide the Alternate Pledge Collateral to the Collateral Agent on March 31, 2003, the Collateral Agent may, upon the direction of the Required Purchasers, as its sole remedy against David G. Price and Dallas P. Price, as the case may be, immediately exercise all rights and remedies under the Price Guaranty, the Price Pledge Agreement and the Dallas P. Price Guaranty and the Dallas P. Price Pledge, including, without limitation, the right of foreclosure sale thereunder; provided, however, David G. Price's failure to provide the Alternate Pledge Collateral on March 31, 2003 shall not be deemed a Major Default. All proceeds from any sale or foreclosure (net of fees and expenses incurred in connection therewith) pursuant to this Section 14(f) shall be placed in the David G. Price Control Account opened pursuant to the David Price Control Agreement attached hereto as Annex 2B and treated as Alternate Pledge Collateral in the form of cash collateral for the sole benefit of the Purchasers."

     pp. Section 14(g) is hereby deleted in its entirety and replaced with the following: "(g) Intentionally deleted."

     qq. Section 14(h) is hereby amended by (i) the deletion of the text "Secured Creditors" and the insertion of the text "Purchasers" in lieu thereof.
(ii) the insertion of the text "as attached hereto as Annex 2B" immediately after the text "David G. Price Control Agreement" and (iii) the insertion of the text "and the Dallas P. Price Guaranty" immediately after the text "Price Guaranty".

     rr. Section 14(h) is hereby amended by the insertion of the following sentence at the end of the Section:

     "For the avoidance of doubt, the Bank shall have no rights in any manner whatsoever in the Alternate Pledge Collateral. Any draw down or foreclosure of the Alternate Pledge Collateral shall be in the sole discretion of the Required Purchasers for the sole benefit of the Purchasers."

     ss. Section 14 is hereby amended by adding the following to the end of
Section 14, immediately following Section 14(h):

          "(i) Bank Alternate Pledge Collateral. The Bank may not, until the occurrence of a Major Default, exercise all rights and remedies under the


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     Price Guaranty and foreclose on the $9,518,884 in cash (the "Bank Alternate
     Pledge Collateral") pledged pursuant to the David G. Price Control
     Agreement attached hereto as Annex 2A; provided, however, that no recourse may be sought against the Bank Alternate Pledge Collateral prior to the occurrence of a Specified Event. For the avoidance of doubt, the Purchasers shall have no rights in any manner whatsoever in the Bank Alternate Pledge Collateral. Any draw down or foreclosure of the Bank Alternate Pledge Collateral shall be in the sole discretion of the Bank for the sole benefit of the Bank."

     tt. Section 15(a) is hereby amended by the insertion of the following text immediately following the heading "Sharing/Distributions." and before subsection
(i):

     "Except as set forth in Section 15(a)(iv) with respect to the Bank Alternate Pledge Collateral, the Pledged Collateral and the Alternate Pledge Collateral,"

     uu. Section 15(a) is hereby amended by the insertion of the following new section immediately following Section 15(a)(iii):

     "(iv) Notwithstanding anything to the contrary in the foregoing Sections 15(a)(i) to (iii):

     A. With respect to the Pledged Collateral or the Alternate Pledge Collateral, (a) any Distributions shall be made solely at the direction of the Required Purchasers, (b) the Purchasers shall have no obligations to share any such Distributions with the Bank and (c) promptly following the receipt of any such Distributions, the Collateral Agent shall (i) provide notice only to the Purchasers of receipt of such Distributions and deposit such Distributions into the Collateral Proceeds Account and (ii) upon the written direction of the Required Purchasers, distribute to each Purchaser such Purchaser's pro rata share of the Distributions so received in accordance with paragraph (b) of this
Section 15; and

     B. With respect to the Bank Alternate Pledge Collateral, (a) any Distributions shall be made solely at the direction of the Bank, (b) the Bank shall have no obligations to share any such Distributions with the Purchasers and (c) promptly following the receipt of any such Distributions, the Collateral Agent shall (i) provide notice only to the Bank of receipt of such Distributions and deposit such Distributions into the Collateral Proceeds Account and (ii) upon the written direction of the Bank, distribute to the Bank the Distributions so received in accordance with paragraph (b) of this Section 15."

     C. With respect to any monies deposited into the David Price Control Accounts or the Mountaingate Control Account, for the avoidance of doubt, such monies shall become Distributions and shall be deposited into the Collateral Proceeds Account only upon the foreclosure of such accounts pursuant to Section 10 of the respective David G. Price Control Agreement.

     vv. Section 15(b)(i)FIRST B. is hereby amended by the deletion of the text ", counsel and other advisors" immediately following the text "to the Bank" and the insertion of the text "and" in lieu thereof.


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     ww. Section 15(b)(ii) is hereby amended by (i) the deletion of the text
"and" at the end of subsection A; and (ii) the deletion of the period at the end of subsection B and the insertion of a semi-colon in lieu thereof and the insertion of the following:

          "C. any Distributions with respect to the Pledged Collateral or the Alternate Pledge Collateral shall be distributed pursuant to the Order of Application set forth in Section 15(b)(i) but shall not be paid to the Bank. For the avoidance of doubt, sections titled "FIRST B.", "THIRD", "FOURTH", "FIFTH", and any other provisions which would otherwise provide for payment to the Bank are hereby waived by the Bank with respect to any Distributions or payments arising from the Pledged Collateral or the Alternate Pledge Collateral or the foreclosure or sale thereof; and

          D. any Distributions with respect to the Bank Alternate Pledge Collateral shall be distributed pursuant to the Order of Application set forth in Section 15(b)(i) but shall not be paid to the Purchasers. For the avoidance of doubt, sections titled "FIRST B", "SECOND", "THIRD", "FOURTH", "FIFTH", "SIXTH", "SEVENTH", and any other provisions which would otherwise provide for payment to the Purchasers are hereby waived by the Purchasers with respect to any Distributions or payments arising from the Bank Alternate Pledge Collateral or the foreclosure or sale thereof."

     xx. Section 21 is hereby amended by the insertion of the text "as such agreements may be amended or modified pursuant to Section 22 below," immediately after the text "Security Instruments".

     yy. Section 33 is hereby amended by (i) the deletion of the text "and" immediately before the text "(v)" and the insertion of a comma in lieu thereof and (ii) the insertion of the text "AND (vi) IN THE CASE OF DALLAS P. PRICE, UNDER THE DALLAS P. PRICE PLEDGE, THE DALLAS PRICE GUARANTY" at the end of the sentence.

     zz. Annex 2 is hereby amended by the deletion of the form David G. Price Securities Account Security and Control Agreement set forth therein in its entirety and the insertion of the form agreements attached hereto as Annex 2A and Annex 2B in lieu thereof.

     aaa. Annex 3 is hereby amended by the insertion of the text "19th" immediately before the text "day" in the introductory paragraph thereto.

      Section 2.  Amendments to the Mountaingate Guaranty

     a. Recital E of the Mountaingate Guaranty is hereby amended by the insertion of the text "as such has been amended by the Extension and Amendment Agreement Relating to the Delivery of Alternate Collateral dated as of November 5, 2002 (the "Extension Agreement")" immediately following "of even date herewith".

     b. The following new recital is hereby inserted immediately following Recital H:

     "All references to this or the Guaranty shall be deemed references to this or the Guaranty as amended by the Extension Agreement."

     c. Section 5 is hereby amended by the insertion of the text ", the Guaranty of Dallas P. Price" immediately following the text "the Guaranty of David G. Price" in each place it appears.

     d. Section 5 is hereby amended by the insertion of the text "Dallas P. Price, " immediately after the text "the release of" and the text "any settlement with".

     e. Section 15 is hereby amended by the insertion of the text "as such agreements have been amended by the Extension" immediately following the text "and the AGC Collateral Agency Agreement"

     Section 3. Amendments to the DGP Guaranty

     a. The Recitals of the DGP Guaranty are hereby amended by the insertion of the following text immediately following Recital H:

     "I. Each of the Guarantor, the Company, the Secured Creditors and the Collateral Agent, among others, are entering into an Extension and Amendment Agreement Relating to the Delivery of Alternate Collateral dated as of November 5, 2002 (the "Extension Agreement") pursuant to which, in consideration for the delivery of the Bank Alternate Pledge Collateral (as defined in the AGC Collateral Agency Agreement), the Secured Creditors have agreed to release the Bank's pro rata share of the Collateral (as defined in the Pledge Agreement) and the Purchasers have agreed to further forbear in the exercise of their remedies as set forth in the Extension Agreement.

     J. All references to this or the Guaranty shall be deemed references to this or the Guaranty as amended by the Extension Agreement."

     b. Section 1(a) is hereby amended by the insertion of the text "AND THE GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTY" immediately after "WITH RESPECT TO THE GUARANTEED OBLIGATIONS".

     c. Section 1(b) is hereby amended by the deletion of the text "The" and the insertion of the text "Subject to the limitations contained in Section 1(a) above, the" in lieu thereof.

     d. Section 5 is hereby amended by the insertion of the text ", the Guaranty of Dallas P. Price" immediately following the text "Guaranty of Mountaingate Land" in each place it appears.

     e. Section 5 is hereby amended by the insertion of the text "Dallas P. Price, " immediately after the text "any settlement with" and the text "the release of".

     f. Section 15 is hereby amended by the insertion of the text "as such agreements have been amended by the Extension Agreement" immediately following the text "and the AGC Collateral Agency Agreement"

     Section 4. Conditions to Effectiveness. This Extension Agreement shall be effective as of the date first stated above (the "Effective Date") upon execution hereof by the parties hereto and upon satisfaction of the following conditions:

     (1) Dallas Price shall have executed and delivered that certain Stock and Partnership Interest Pledge Agreement dated as of the date hereof (the "DPP Pledge") by and among Dallas P. Price and BNY Midwest Trust Company as Collateral Agent for the Purchasers;

     (2) Dallas Price shall have executed and delivered that certain Limited Recourse Dallas P. Price Guaranty dated as of the date hereof (the "DPP Guaranty") by and among Dallas P. Price and BNY Midwest Trust Company as Collateral Agent for the Purchasers;

     (3) David Price shall have executed and delivered that certain Amended and Restated Stock and Partnership Interest Pledge Agreement dated as of the date hereof (the "Restated Price Pledge Agreement") by and among David Price and the Collateral Agent for the sole benefit of the Purchasers;

     (4) David Price and the Collateral Agent shall have executed and delivered that certain Securities Account Security and Control Agreement (the "Bank Control Agreement") dated as of the date hereof by and between David Price and BNY Midwest Trust Company as Collateral Agent for the Bank, in the form of Annex 2A attached hereto;

     (5) David Price and the Collateral Agent shall have executed and delivered that certain Securities Account Security and Control Agreement (the "Noteholders Control Agreement") dated as of the date hereof by and between David Price and BNY Midwest Trust Company as Collateral Agent for the Purchasers, in the form of Annex 2B attached hereto;

     (6) David G. Price shall have paid to the Purchasers a fee in the amount of $418,000 (the "Purchasers Extension Fee") according to the wire instructions set forth on Schedule 1 hereto;

     (7) David G. Price shall have paid to the Bank a fee in the amount of $240,000 (the "Bank Extension Fee" and together with the Purchasers Extension Fee, the "Fee") according to the wire instructions set forth on Schedule 1 hereto;

     (8) David Price shall have deposited $9,518,884 into the David G. Price Control Account established pursuant to the Bank Control Agreement;

     (9) the Collateral Agent, upon the direction of the Bank and the Purchasers shall have released 2,148,074 common limited partnership units of National Golf Operating Partnership, L.P. ("NGOP"). For the avoidance of doubt, 1,107,620 common limited partnership units of NGOP and 354,938 shares of National Golf Partnership, Inc. ("NGP") shall remain pledged by David Price to the Collateral Agent for the sole benefit of the Purchasers;

     (10) Dallas Price shall have delivered to the Collateral Agent for the benefit of the Purchasers the Collateral as defined in the Dallas P. Price Pledge;

     (11) The Bank and the Purchasers shall have received a copy of the consent required pursuant to Section 10.1 of the Amended and Restated Plan of Merger and Reorganization Agreement dated as of September 14, 2002 by and among NGP, NGOP, AGC, Golf Enterprises, Inc., David G. Price, Dallas P. Price, the AGC Contributors, the Transferred Entity Contributors (each as defined therein) and American International Golf, Inc.; and

     (12) The Bank and the Purchasers shall have received a copy of the consent required pursuant to Section 8.1 of the Purchase Agreement dated as of September 14, 2002 by and among AGC, Golf Enterprises, Inc., New AGC LLC, David G. Price, Dallas P. Price, the AGC Sellers and the Transferred Entity Sellers (each as defined therein).

     Section 5. Miscellaneous

     a. Each of the Bank, the Purchasers and the Collateral Agent hereby waive the notice provision pursuant to Section 14(e) of the AGC Collateral Agency Agreement and agree to the release of 2,148,074 units of NGOP on the Effective Date of this Extension Agreement. For the avoidance of doubt, the Bank and the Purchasers hereby acknowledge that such units represent the Bank's pro rata share of the Pledged Securities and that as of the Effective Date, the Bank will have no interest in any of the remaining shares or units pledged by David Price or Dallas Price and held by the Collateral Agent for the benefit of the Purchasers.

     b. Except as amended by this Extension Agreement, all of the terms and provisions of the AGC Collateral Agency Agreement, the DGP Guaranty and the other Debt Documents shall remain in full force and effect and the same are hereby ratified and confirmed.

     c. This Extension Agreement shall be construed under the laws of the State of California. This Extension Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Extension Agreement shall be as effective as delivery of an originally executed counterpart of this Extension Agreement.

     d. If any provision of this Extension Agreement shall be found invalid, unenforceable or ineffective, such provision shall be invalid, unenforceable or ineffective only to the extent required to render such provision valid, enforceable or effective, without invalidating the remainder of such provision or the remaining provisions hereof, including, without limitation, any consent or amendment granted herein by the Required Creditors.

     e. AGC represents and warrants that it has obtained all necessary consents and approvals necessary to enter into this Extension Agreement and that the execution, delivery and performance by AGC has been duly authorized by all necessary action.

     f. Each of the Bank and the Purchasers hereby direct the Collateral Agent to execute and deliver this Extension Agreement, the DPP Pledge, the DPP Guaranty, the Restated Price Pledge Agreement, the Bank Control Agreement and the Noteholder Control Agreement.

     g. Each of David Price, the Bank, the Purchasers and the Collateral Agent hereby acknowledge and agree that the execution and delivery of Bank Control Agreement and the Noteholders Control Agreement supercede the David G. Price Securities Account Security and Control Agreement dated as of July 19, 2002 (the "July 19 Control Agreement") and such agreement is hereby terminated and no longer effective as of the date hereof and the Collateral Agent confirms that no control account was ever established under the July 19 Control Agreement.

     h. Each of AGC, the Purchasers and the Bank represent and warrant that other than this Extension Agreement, together with the agreements and instruments executed in connection herewith and contemplated hereby and any other agreements or documents to which both the Bank and the Purchasers are party thereto or have knowledge thereof, there is no separate agreement, understanding or other writing between AGC and the Purchasers or between AGC and the Bank with respect to the subject matter hereof.

     i. AGC represents and warrants to the Secured Creditors that upon giving effect to this Extension Agreement, no Major Default (as defined in the Restructuring Agreement) has occurred and is continuing.

     j. Each of Mountaingate and David Price hereby confirms, represents and warrants that as of the date hereof, the representations and warranties set forth in Section 6 of the Mountaingate Guaranty and the Price Guaranty, respectively, and their respective warranties in Section 4 of the AGC Collateral Agency Agreement, are true and correct as of the date hereof as if made on the date hereof.

                            (Signature page follows)

     IN WITNESS WHEREOF, this Extension Agreement has been duly executed on the date specified above.


                                 David G. Price, as an individual


                                  /s/ David G. Price
                                 -------------------------------


                                 The David G. Price Trust dated March 5, 1998
                                 (as amended).

                                 By: /s/ David G. Price
                                    ----------------------------
                                    Name:  David G. Price
                                         -----------------------
                                    Title: Trustee
                                          ----------------------

                                 Mountaingate Land L.P.

                                 By:   Mountaingate Land, Inc.


                                       By: /s/ David G. Price
                                          ------------------------
                                       Name: David G. Price
                                            ----------------------
                                       Title:
                                             ---------------------

                                 American Golf Corporation

                                 By: /s/ Edward R. Sause
                                    -------------------------------
                                 Name: Edward R. Sause
                                      -----------------------------
                                 Title:
                                       ----------------------------

                                  Dallas P. Price, as an individual


                                   /s/ Dallas P. Price
                                 --------------------------------


                                  The Dallas P. Price Trust dated May 14, 1998
                                  (as amended).

                                  By: /s/ Dallas P. Price
                                     ----------------------------
                                     Name: Dallas P. Price
                                          -----------------------
                                     Title:    Trustee
                                           ----------------------

                              Bank of America, N.A.


                              By: /s/ Ronald J. Parisi
                                 -----------------------------------------
                                 Name: Ronald J. Parisi
                                 Title: Senior Vice President

                              Teachers Insurance and Annuity Association of America


                              By: /s/ Roi G. Chandy
                                 -----------------------------------
                                 Name: Roi G. Chandy
                                      ---------------------------------
                                 Title: Director - Special Solutions
                                       --------------------------------

                              BNY Midwest Trust Company, as Collateral Agent


                              By: /s/ Maricela Marquez
                                 -----------------------------------
                                 Name: Maricela Marquez
                                      ---------------------------------
                                 Title: Assistant Vice President
                                       --------------------------------

                               The Travelers Insurance Company


                               By: /s/ Pamela Westmoreland
                                  -----------------------------------
                                  Name: Pamela Westmoreland
                                       --------------------------------
                                  Title: Investment Officer
                                        --------------------------------

                               Jefferson-Pilot Life Insurance Company


                               By: /s/ Robert E. Whalen II
                                  -----------------------------------
                                  Name: Robert E. Whalen II
                                       ---------------------------------
                                  Title: Vice President
                                        --------------------------------

                              National Life Insurance Company


                              By: /s/ R. Scott Higgins
                                 -----------------------------------
                                 Name: R. Scott Higgins
                                      ---------------------------------
                                 Title: Vice President, NL Capital Management
                                       --------------------------------------

                              Life Insurance Company of the Southwest


                              By: /s/ R. Scott Higgins
                                 -----------------------------------
                                 Name: R. Scott Higgins
                                      ---------------------------------
                                 Title: Vice President, NL Capital Management
                                       --------------------------------------

                              AUSA Life Insurance Company, Inc.


                              By: /s/ John Bailey
                                 -----------------------------------
                                 Name: John Bailey
                                      ---------------------------------
                                 Title: Vice President
                                       --------------------------------

                             Transamerica Life Insurance Company


                             By: /s/ John Bailey
                                -----------------------------------
                                Name: John Bailey
                                     ---------------------------------
                                Title: Vice President
                                      --------------------------------